Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Corporate Bond Fund

On January 7, 2014, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 4,000 2.250% Notes due 2019 issued by Union Pacific Corporation (CUSIP No. 907818DW5) (the "Notes") at a purchase price of $99.869 per Note including an underwriting discount of $0.600 per Note.  The Notes were purchased from Credit Suisse Securities (USA) LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Barclays Capital Inc.

Citigroup Global Markets Inc.

Credit Suisse Securities (USA) LLC

J.P. Morgan Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Morgan Stanley & Co. LLC

Mitsubishi UFJ Securities (USA), Inc.

SunTrust Robinson Humphrey, Inc.

U.S. Bancorp Investments, Inc.

Wells Fargo Securities, LLC

BNY Mellon Capital Markets, LLC

Loop Capital Markets LLC

Mizuho Securities USA Inc.

PNC Capital Markets LLC

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 10, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
(Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:_ BNY Mellon Corporate Bond Fund ____________
2. Anticipated Purchase Date:_1/7/14______________________
3. Total Net Assets of Account/Fund:_$561,175,032 ________________
4. Type and Description of Security to be Purchased:_Union Pacific Corp 2.25% 2/15/2019
5. Credit Rating of Security (Rating/Rating Agency): A/Baa1________________________________
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_Credit Suisse____________________
7. Name of Affiliated Underwriter in Underwriting Syndicate:_BNYMCM____________________________
8. Issue Size:__$300,000,000________________
9. CUSIP: __907818DW5_____________
10. Amount Purchased by Account/Fund(units/shares):__ 4,000 __Units__________
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 1.33%_
12. Amount Purchased as a Percentage of Account/Fund Assets:_.71% _______
13. Purchase Price of Securities (if at par, so state):___99.869_____________________________
14. Commission/Spread Received by Principal Underwriters(takedown):__.60%_______________________
15. Yield (as applicable): __2.277_____%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase _2.277_______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **STAN STOLARZ** Signature ________ Date **1/7/14**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature ________ Date **1/7/14**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature ________ Date **1/7/14**

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.
- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:
- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

On January 23, 2014, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 2,000 5.000% Revenue Bonds, Partners HealthCare System Issue, $250,000,000 Series M-4, due July 1, 2044 issued by Massachusetts Development Finance Agency (CUSIP No. 57583UF60) (the "Bonds") at a purchase price of $103.800 per Bond including an underwriting discount of $0.625.  The Bonds were purchased from J.P. Morgan Securities LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

J.P. Morgan Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Barclays Capital Inc.

BNY Mellon Capital Markets, LLC

TD Securities (USA) LLC

U.S. Bancorp Investments, Inc.

Wells Fargo Securities, LLC

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 10, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: BNY Mellon Massachusetts Intermediate Municipal Bond Fund
2. Anticipated Purchase Date:_1/23/14
3. Total Net Assets of Account/Fund:_$293,846,527
4. Type and Description of Security to be Purchased:_Mass Dev Fin Partners Health 5% 7/1/2044_Series M-4
5. Credit Rating of Security (Rating/Rating Agency):__Aa2/AA/AA
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_JP Morgan Chase
7. Name of Affiliated Underwriter in Underwriting Syndicate:_BNYMCM
8. Issue Size:__$250,000,000
9. CUSIP: _57583UF60
10. Amount Purchased by Account/Fund(units/shares):_2,000 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:_.8%
12. Amount Purchased as a Percentage of Account/Fund Assets:__.71%
13. Purchase Price of Securities (if at par, so state):__103.8
14. Commission/Spread Received by Principal Underwriters(takedown):___.625%
15. Yield (as applicable): __4.5______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase _4.5_______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): YES
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):YES

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

❖ This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*

❖ **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**

❖ The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.

❖ The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

❖ If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **COLLETTE O'BRIEN ROCK** Signature Collette OB Date **2/19/14**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **2/19/14**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature K M Cain Date **2/19/14**

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Municipal Opportunities Fund

On January 23, 2014, BNY Mellon Municipal Opportunities Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 13,000 5.000% Revenue Bonds, Partners HealthCare System Issue, $250,000,000 Series M-4, due July 1, 2044 issued by Massachusetts Development Finance Agency (CUSIP No. 57583UF60) (the "Bonds") at a purchase price of $103.800 per Bond including an underwriting discount of $0.625.  The Bonds were purchased from J.P. Morgan Securities LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

J.P. Morgan Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Barclays Capital Inc.

BNY Mellon Capital Markets, LLC

TD Securities (USA) LLC

U.S. Bancorp Investments, Inc.

Wells Fargo Securities, LLC

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 10, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: BNY Mellon Municipal Opportunities Fund________________________________
2. Anticipated Purchase Date:_1/23/14______________________
3. Total Net Assets of Account/Fund:_$855,043,186________________________
4. Type and Description of Security to be Purchased:_Mass Dev Fin Partners Health 5% 7/1/2044_Series M-4____
5. Credit Rating of Security (Rating/Rating Agency):___Aa2/AA/AA______________________________________
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_JP Morgan Chase_______________________
7. Name of Affiliated Underwriter in Underwriting Syndicate:_BNYMCM____________________________________
8. Issue Size:__$250,000,000___________________
9. CUSIP: _57583UF60________________
10. Amount Purchased by Account/Fund(units/shares):_13,000_______________Units_____________
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:_5.2%________________
12. Amount Purchased as a Percentage of Account/Fund Assets:__1.58%__________________
13. Purchase Price of Securities (if at par, so state):__103.8_____________________________________
14. Commission/Spread Received by Principal Underwriters(takedown):__.625%__________________________
15. Yield (as applicable): __4.5______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase _4.5_______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): YES
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):YES

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : [X]

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print)**COLLETTE O'BRIEN ROCK** Signature Collette O'B Date_**2/19/14**__

LOB CIO/COO Name (Print)________**JOHN FLAHIVE**____Signature J. F. Flahive Date_**2/19/14**__

Chief Compliance Officer Name (Print) **KATHERINE CAIN**_ Signature K. Cain Date_**2/19/14**__

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Corporate Bond Fund

On March 4, 2014, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 3,000 2.200% Senior Notes due 2019 issued by Aetna Inc. (CUSIP No. 00817YAN8) (the "Notes") at a purchase price of $99.900 per Note including an underwriting discount of $0.600 per Note.  The Notes were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Credit Suisse Securities (USA) LLC

RBS Securities Inc.

U.S. Bancorp Investments, Inc.

Barclays Capital Inc.

Citigroup Global Markets Inc.

Goldman, Sachs & Co.

J.P. Morgan Securities LLC

Mitsubishi UFJ Securities (USA), Inc.

Morgan Stanley & Co. LLC

SunTrust Robinson Humphrey, Inc.

UBS Securities LLC

Wells Fargo Securities, LLC

BNY Mellon Capital Markets, LLC

Fifth Third Securities, Inc.

HSBC Securities (USA) Inc.

PNC Capital Markets LLC

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 10, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:__BNY Mellon Corporate Bond Fund______________________________
2. Anticipated Purchase Date:_3/4/2014__________________________
3. Total Net Assets of Account/Fund:_$600,842,969___________________
4. Type and Description of Security to be Purchased:_Aetna Inc. 2.2% 3/15/2019________________
5. Credit Rating of Security (Rating/Rating Agency): A-/A-/Baa2___________________________
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_B of A Merrill Lynch___________________________
7. Name of Affiliated Underwriter in Underwriting Syndicate:_BNYMCM_____________________________
8. Issue Size:__$375,000,000____________________
9. CUSIP: _00817YAN8________________
10. Amount Purchased by Account/Fund(units/shares):__3,000______________Units______________
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:_.8%________________
12. Amount Purchased as a Percentage of Account/Fund Assets:__.5%________________________
13. Purchase Price of Securities (if at par, so state):_$99.90__________________________________
14. Commission/Spread Received by Principal Underwriters(takedown):__.6%___________________________
15. Yield (as applicable): __2.221______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase _2.221_______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **STAN STOLARZ** Signature [signature] Date **3/4/14**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **3/4/14**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **3/4/14**

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Corporate Bond Fund

On March 5, 2014, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 2,000 3.950% Senior Notes due 2024 issued by PPL Capital Funding, Inc. (CUSIP No. 69352PAK9) (the "Notes") at a purchase price of $99.672 per Note including an underwriting discount of $0.650 per Note.  The Notes were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Credit Suisse Securities (USA) LLC

J.P. Morgan Securities LLC

Morgan Stanley & Co. LLC

Barclays Capital Inc.

BNP Paribas Securities Corp.

Scotia Capital (USA) Inc.

UBS Securities LLC

Wells Fargo Securities, LLC

BNY Mellon Capital Markets, LLC

Lloyds Securities Inc.

CIBC World Markets Corp.

KeyBanc Capital Markets Inc.

PNC Capital Markets LLC

Santander Investment Securities Inc.

SunTrust Robinson Humphrey, Inc.

U.S. Bancorp Investments, Inc.

The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 10, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:_BNY Mellon Corporate Bond Fund______________________________
2. Anticipated Purchase Date:_3/5/14______________________
3. Total Net Assets of Account/Fund:_$601,233,238___________________
4. Type and Description of Security to be Purchased:_PPL Capital Funding Inc 3.95%3/15/2024_______
5. Credit Rating of Security (Rating/Rating Agency):__Baa3/BBB-/BBB________________________________
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_B of A Merrill Lynch_____________
7. Name of Affiliated Underwriter in Underwriting Syndicate:__BNYMCM___________________________
8. Issue Size:_$350,000,000____________________
9. CUSIP: 69352PAK9_______________
10. Amount Purchased by Account/Fund(units/shares):__2,000_____________Units_____________
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:_.57%______________
12. Amount Purchased as a Percentage of Account/Fund Assets:__.33%____________________
13. Purchase Price of Securities (if at par, so state):_99.672__________________________
14. Commission/Spread Received by Principal Underwriters(takedown):_.65%______________________
15. Yield (as applicable): ___3.99_____%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase _3.99_______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

❖ This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*

❖ **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**

❖ The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.

❖ The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

❖ If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **STAN STOLARZ** Signature ____________ Date **3/5/14**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature ____________ Date **3/5/14**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature ____________ Date **3/5/14**

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Corporate Bond Fund

On March 27, 2014, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 4,000 1.875% Senior Notes due 2017 issued by The Royal Bank of Scotland Group plc (CUSIP No. 780099CG0) (the "Notes") at a purchase price of $99.838 per Note including an underwriting discount of $0.200 per Note.  The Notes were purchased from RBS Securities Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

RBS Securities Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Morgan Stanley & Co. LLC

BMO Capital Markets Corp.

BNY Mellon Capital Markets, LLC

Capital One Securities, Inc.

CIBC World Markets Corp.

National Bank of Canada Financial Inc.

TD Securities (USA) LLC

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 10, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:__BNY Mellon Corporate Bond Fund____________________________
2. Anticipated Purchase Date:_3/27/2014__________________________
3. Total Net Assets of Account/Fund:_$617,421,188___________________
4. Type and Description of Security to be Purchased:_Royal Bank of Scotland 1.875% 3/31/2017___________
5. Credit Rating of Security (Rating/Rating Agency): A/Baa2_______________________________
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_RBS Securities_________________________
7. Name of Affiliated Underwriter in Underwriting Syndicate:_BNYMCM_______________________________
8. Issue Size:__$700,000,000____________________
9. CUSIP: _780099CG0________________
10. Amount Purchased by Account/Fund(units/shares):__4,000______________Units_____________
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:_.57%_______________
12. Amount Purchased as a Percentage of Account/Fund Assets:__.65%_______________________
13. Purchase Price of Securities (if at par, so state):_$99.838_____________________________
14. Commission/Spread Received by Principal Underwriters(takedown):__.2%_______________________
15. Yield (as applicable): __1.93______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase _1.93_______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : [X]

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **STAN STOLARZ** Signature [signature] Date **3/27/14**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **3/27/14**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **3/27/14**

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

`

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Mid Cap Multi-Strategy Fund

On March 28, 2014, BNY Mellon Mid Cap Multi-Strategy Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 1,020 shares of common stock issued by CBS Outdoor Americas Inc. (CUSIP No.: 14987J106) (the "Common Stock") at a purchase price of $28.00 per share including an underwriting discount of $1.26 per share. The Common Stock was purchased from Morgan Stanley & Co. LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Morgan Stanley & Co. LLC

BNY Mellon Capital Markets, LLC

Goldman, Sachs & Co.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

J.P. Morgan Securities LLC

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.

Wells Fargo Securities, LLC

BNP Paribas Securities Corp.

Credit Suisse Securities (USA) LLC

Mizuho Securities USA Inc.

RBS Securities Inc.

SMBC Nikko Securities America, Inc.

UBS Securities LLC

TD Securities (USA) LLC

Barrington Research Associates, Inc.

Evercore Group L.L.C.

Guggenheim Securities, LLC

Nomura Securities International, Inc.

RBC Capital Markets, LLC

Drexel Hamilton, LLC

Lebenthal & Co., LLC

Loop Capital Markets LLC

Samuel A. Ramirez & Company, Inc.

The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 10, 2014.  These materials include additional information about the terms of the transaction.

RULE 10f-3 Transactions

BNY Mellon Mid Cap Multi-Strategy Fund		
Reporting Period	1/1/ - 3/31/2014	
Total Net Assets	393,295,000	
Portfolio Manager	Joseph Feeney, Jr. & Steven Pollack	

Security purchased	Cusip/Sedol	Type of Offering	Lead Underwriter	Broker Dealer Purchased From	Expected Trade Date	Type of Security	Total Transaction (Shares/Par)	Purchase Price	Purchase Amount	Commission/Spread as % of Offering Price
CBS Outdoor Americas Inc.	14987J106	Initial Public Offering	Joint Leads	Morgan Stanley	3/28/14	Common Stock	1,020	28.00	28,560	4.50%
			Affiliated Underwriter	**Other Syndicate members**	**Date of First Offering**	**Rating of Security**	**Issue Size**	**% of Issue Size Purchased by Above Fund**	**% of Issue Size Purchased by Above Fund as a % of Total Net Assets of Fund**	**% of Issue Size Purchased by ALL Funds advised by Manager as a % of Total Issue Size (cannot exceed 25%)**
			BNY Mellon Capital Markets, LLC	Goldman Sachs, BofA Merrill Lynch, JP Morgan, Citigroup, Deutsche Bank, Wells Fargo, BNP Paribas, Credit Suisse, Mizuho Securities, RBS, SMBC Nikko, UBS Investment Bank, TD Securities, Barrington Research, Evercore, Guggenheim Securities, Nomura, RBC Capital, Drexel Hamilton, Lebenthal & Co., Loop Capital , Ramirez & Co, The	3/28/14	N/A	23,000,000	0.00%	0.01%	0.02%
					Was Price Paid the same as other Purchasers?	**Was Security Purchased on Offer Date?**	**Was Issuer in continuous operation for at least 3 years?**	**Was Offering part of Firm commitment?**	**Did Affiliated Underwriter benefit directly or indirectly from purchase?**	**Was Commission or Spread paid to the principal underwriter reasonable and fair compared to commission or spread paid to other underwriters in connection with similar transactions?**
					Yes	Yes	Yes	Yes	No	Yes

Certification

The Adviser certifies that the above information is correct.

The Adviser has determined that the securities listed above are securities the Fund is permitted to invest in as described in the current prospectus.

The Adviser has determined that the securities purchased are in accordance with *Dreyfus Fund Rule 10f-3 policies and procedures.*

In reaching its determination, the Adviser considered all of the conditions as specified in the *Dreyfus Fund 10f-3 policies and procedures.*

SIGNED	[signature]	DATE	4-7-13

4/7/2014

BNY Mellon Funds Trust
FINANCIAL REPORT
10f-3 TRANSACTIONS

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

[signature]	**Joseph W. Connolly** *Chief Compliance Officer* BNY Mellon Funds Trust	4/15/14

1st Quarter 2014

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Asset Allocation Fund

On April 24, 2014, BNY Mellon Asset Allocation Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 475 1.096% School Facilities Construction Refunding Bonds, 2014 Series QQ (Federally Taxable), due June 15, 2016 issued by New Jersey Economic Development Authority (CUSIP No. 6459186N8) (the "Bonds") at a purchase price of $100.000 per Bond including an underwriting discount of $0.250.  The Bonds were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Morgan Stanley & Co. LLC

RBC Capital Markets, LLC

Wells Fargo Securities, LLC

Barclays Capital Inc.

BNY Mellon Capital Markets, LLC

CastleOak Securities, L.P.

Citigroup Global Markets Inc.

M&T Securities, Inc.

Siebert Brandford Shank & Co., L.L.C.

U.S. Bancorp Investments, Inc.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 8-9, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:__BNY Mellon Asset Allocation Fund______
2. Anticipated Purchase Date:__4/24/14______________________
3. Total Net Assets of Account/Fund:_$476,429,941 ________________
4. Type and Description of Security to be Purchased:_NJ Economic Dev Auth Series 2014 QQ 1.096% _6/15/2016
5. Credit Rating of Security (Rating/Rating Agency):_A+/A1/A______________________________
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_B of A Merrill Lynch________________
7. Name of Affiliated Underwriter in Underwriting Syndicate:_BNYMCM____________________________
8. Issue Size:___$615,465,000_________________
9. CUSIP: 6459186N8_______________
10. Amount Purchased by Account/Fund(units/shares):_ 475___Units___________
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:_ .08%_____
12. Amount Purchased as a Percentage of Account/Fund Assets:_ .10%_________
13. Purchase Price of Securities (if at par, so state):_100
14. Commission/Spread Received by Principal Underwriters(takedown):__.25%_____________________
15. Yield (as applicable): __.996%______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase _.996%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) : ☒

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **STAN STOLARZ** Signature [signature] Date **4/24/14**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **4/24/14**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **4/24/14**

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Bond Fund

On April 24, 2014, BNY Mellon Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 7,425 1.096% School Facilities Construction Refunding Bonds, 2014 Series QQ (Federally Taxable), due June 15, 2016 issued by New Jersey Economic Development Authority (CUSIP No. 6459186N8) (the "Bonds") at a purchase price of $100.000 per Bond including an underwriting discount of $0.250.  The Bonds were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Morgan Stanley & Co. LLC

RBC Capital Markets, LLC

Wells Fargo Securities, LLC

Barclays Capital Inc.

BNY Mellon Capital Markets, LLC

CastleOak Securities, L.P.

Citigroup Global Markets Inc.

M&T Securities, Inc.

Siebert Brandford Shank & Co., L.L.C.

U.S. Bancorp Investments, Inc.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 8-9, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: BNY Mellon Bond Fund
2. Anticipated Purchase Date: 4/24/14
3. Total Net Assets of Account/Fund: $1,057,134,220
4. Type and Description of Security to be Purchased: NJ Economic Dev Auth Series 2014 QQ 1.096% 6/15/2016
5. Credit Rating of Security (Rating/Rating Agency): A+/A1/A
6. Name of Underwriting Syndicate Dealer Effecting Transaction: B of A Merrill Lynch
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: $615,465,000
9. CUSIP: 6459186N8
10. Amount Purchased by Account/Fund(units/shares): 7,425 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 1.2%
12. Amount Purchased as a Percentage of Account/Fund Assets: .70%
13. Purchase Price of Securities (if at par, so state): 100
14. Commission/Spread Received by Principal Underwriters(takedown): .25%
15. Yield (as applicable): .996% %
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase .996%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **STAN STOLARZ** Signature [signature] Date **4/24/14**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **4/24/14**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **4/24/14**

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.
- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:
- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Corporate Bond Fund

On April 24, 2014, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 5,000 1.096% School Facilities Construction Refunding Bonds, 2014 Series QQ (Federally Taxable), due June 15, 2016 issued by New Jersey Economic Development Authority (CUSIP No. 6459186N8) (the "Bonds") at a purchase price of $100.000 per Bond including an underwriting discount of $0.250.  The Bonds were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Morgan Stanley & Co. LLC

RBC Capital Markets, LLC

Wells Fargo Securities, LLC

Barclays Capital Inc.

BNY Mellon Capital Markets, LLC

CastleOak Securities, L.P.

Citigroup Global Markets Inc.

M&T Securities, Inc.

Siebert Brandford Shank & Co., L.L.C.

U.S. Bancorp Investments, Inc.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 8-9, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
(Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:__BNY Mellon Corporate Bond Fund______
2. Anticipated Purchase Date:__4/24/14____________________
3. Total Net Assets of Account/Fund:_$669,313,563 ________________
4. Type and Description of Security to be Purchased:_NJ Economic Dev Auth Series 2014 QQ 1.096% _6/15/2016
5. Credit Rating of Security (Rating/Rating Agency):_A+/A1/A_______________________________
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_B of A Merrill Lynch________________
7. Name of Affiliated Underwriter in Underwriting Syndicate:_BNYMCM_____________________________
8. Issue Size:___$615,465,000________________
9. CUSIP: 6459186N8_______________
10. Amount Purchased by Account/Fund(units/shares):_ 5,000___Units____________
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:_ .81%_____
12. Amount Purchased as a Percentage of Account/Fund Assets:_ .75%________
13. Purchase Price of Securities (if at par, so state):_100
14. Commission/Spread Received by Principal Underwriters(takedown):__.25%______________________
15. Yield (as applicable): __.996%______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase _.996%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) : ☒

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **STAN STOLARZ** Signature [signature] Date **4/24/14**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **4/24/14**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **4/24/14**

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Intermediate Bond Fund

On April 24, 2014, BNY Mellon Intermediate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 6,450 1.096% School Facilities Construction Refunding Bonds, 2014 Series QQ (Federally Taxable), due June 15, 2016 issued by New Jersey Economic Development Authority (CUSIP No. 6459186N8) (the "Bonds") at a purchase price of $100.000 per Bond including an underwriting discount of $0.250.  The Bonds were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Morgan Stanley & Co. LLC

RBC Capital Markets, LLC

Wells Fargo Securities, LLC

Barclays Capital Inc.

BNY Mellon Capital Markets, LLC

CastleOak Securities, L.P.

Citigroup Global Markets Inc.

M&T Securities, Inc.

Siebert Brandford Shank & Co., L.L.C.

U.S. Bancorp Investments, Inc.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 8-9, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:__BNY Mellon Intermediate Bond Fund______
2. Anticipated Purchase Date:__4/24/14____________________
3. Total Net Assets of Account/Fund:_$920,087,158 ______________
4. Type and Description of Security to be Purchased:_NJ Economic Dev Auth Series 2014 QQ 1.096% _6/15/2016
5. Credit Rating of Security (Rating/Rating Agency):_A+/A1/A______________________
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_B of A Merrill Lynch________________
7. Name of Affiliated Underwriter in Underwriting Syndicate:_BNYMCM____________________
8. Issue Size:___$615,465,000________________
9. CUSIP: 6459186N8______________
10. Amount Purchased by Account/Fund(units/shares):_ 6,450___Units___________
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:_ 1.05%_____
12. Amount Purchased as a Percentage of Account/Fund Assets:_ .70%________
13. Purchase Price of Securities (if at par, so state):_100
14. Commission/Spread Received by Principal Underwriters(takedown):____.25%________________
15. Yield (as applicable): __.996%______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase _.996%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : [X]

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **STAN STOLARZ** Signature [signature] Date **4/24/14**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **4/24/14**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **4/24/14**

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Municipal Opportunities Fund

On April 24, 2014, BNY Mellon Municipal Opportunities Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 13,000 5.000% School Facilities Construction Refunding Bonds, 2014 Series PP, due June 15, 2029 issued by New Jersey Economic Development Authority (CUSIP No. 6459186B4) (the "Bonds") at a purchase price of $109.902 per Bond including an underwriting discount of $0.500.  The Bonds were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Morgan Stanley & Co. LLC

RBC Capital Markets, LLC

Wells Fargo Securities, LLC

Barclays Capital Inc.

BNY Mellon Capital Markets, LLC

CastleOak Securities, L.P.

Citigroup Global Markets Inc.

M&T Securities, Inc.

Siebert Brandford Shank & Co., L.L.C.

U.S. Bancorp Investments, Inc.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 8-9, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:__BNY Mellon Municipal Opportunities Fund______
2. Anticipated Purchase Date:__4/24/14______________________
3. Total Net Assets of Account/Fund:_$938,312,271 __________________
4. Type and Description of Security to be Purchased:_NJ Economic Dev Auth Series 2014 PP 5% _6/15/2029___
5. Credit Rating of Security (Rating/Rating Agency):_A+/A1/A______________________________
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_B of A Merrill Lynch__________________
7. Name of Affiliated Underwriter in Underwriting Syndicate:_BNYMCM______________________________
8. Issue Size:___$553,845,000__________________
9. CUSIP: 6459186B4_______________
10. Amount Purchased by Account/Fund(units/shares):_ 13,000 ___Units____________
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:_ 2.34%_____
12. Amount Purchased as a Percentage of Account/Fund Assets:_ 1.5%_________
13. Purchase Price of Securities (if at par, so state):_109.902
14. Commission/Spread Received by Principal Underwriters(takedown):__.5%_______________________
15. Yield (as applicable): __3.810______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase _3.810
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : ☒

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print)**COLLETTE O'BRIEN ROCK** Signature *Collette OB* Date **4/24/14**___

LOB CIO/COO Name (Print)________**JOHN FLAHIVE**____Signature *J. F. Fl* Date **4/24/14**___

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature *KCain* Date_**4/24/14**_

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.
- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:
- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon National Short-Term Municipal Bond Fund

On April 24, 2014, BNY Mellon National Short-Term Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 7,500 5.000% School Facilities Construction Refunding Bonds, 2014 Series PP, due June 15, 2019 issued by New Jersey Economic Development Authority (CUSIP No. 6459185W9) (the "Bonds") at a purchase price of $114.916 per Bond including an underwriting discount of $0.375.  The Bonds were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Morgan Stanley & Co. LLC

RBC Capital Markets, LLC

Wells Fargo Securities, LLC

Barclays Capital Inc.

BNY Mellon Capital Markets, LLC

CastleOak Securities, L.P.

Citigroup Global Markets Inc.

M&T Securities, Inc.

Siebert Brandford Shank & Co., L.L.C.

U.S. Bancorp Investments, Inc.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 8-9, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:__BNY Mellon National Short Term Municipal Bond Fund______
2. Anticipated Purchase Date:__4/24/14________________________
3. Total Net Assets of Account/Fund:_ $1,264,571,130___________________
4. Type and Description of Security to be Purchased:_ NJ Economic Dev Auth Series 2014 PP 5% _6/15/2019_
5. Credit Rating of Security (Rating/Rating Agency):_ A+/A1/A ___________________________________
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_B of A Merrill Lynch___________________
7. Name of Affiliated Underwriter in Underwriting Syndicate:_BNYMCM________________________________
8. Issue Size:__$553,845,000___________________
9. CUSIP: 6459185W9_________________
10. Amount Purchased by Account/Fund(units/shares):_ 7,500 ___Units_____________
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:_ 1.35%_____
12. Amount Purchased as a Percentage of Account/Fund Assets:_ .68%_________
13. Purchase Price of Securities (if at par, so state):_114.916____________________________________
14. Commission/Spread Received by Principal Underwriters(takedown):____.375%________________________
15. Yield (as applicable): __1.92______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase _1.92_______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information)*:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X-

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print)**COLLETTE O'BRIEN ROCK** Signature Collette O'Brien Rock Date **4/24/14**___

LOB CIO/COO Name (Print)________**JOHN FLAHIVE**____Signature ________________ Date **4/24/14**___

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature ________________ Date_**4/24/14**_

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

On April 24, 2014, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 2,000 5.000% School Facilities Construction Refunding Bonds, 2014 Series PP, due June 15, 2029 issued by New Jersey Economic Development Authority (CUSIP No. 6459186B4) (the "Bonds") at a purchase price of $109.902 per Bond including an underwriting discount of $0.500.  The Bonds were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Morgan Stanley & Co. LLC

RBC Capital Markets, LLC

Wells Fargo Securities, LLC

Barclays Capital Inc.

BNY Mellon Capital Markets, LLC

CastleOak Securities, L.P.

Citigroup Global Markets Inc.

M&T Securities, Inc.

Siebert Brandford Shank & Co., L.L.C.

U.S. Bancorp Investments, Inc.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 8-9, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
(Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:__BNY Mellon Pennsylvania Intermediate Municipal Bond Fund______
2. Anticipated Purchase Date:__4/24/14____________________
3. Total Net Assets of Account/Fund:_ $315,063,707__________________
4. Type and Description of Security to be Purchased:_ NJ Economic Dev Auth Series 2014 PP 5% _6/15/2029_
5. Credit Rating of Security (Rating/Rating Agency):_ A+/A1/A ____________________________
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_B of A Merrill Lynch__________________
7. Name of Affiliated Underwriter in Underwriting Syndicate:_BNYMCM_____________________________
8. Issue Size:__$553,845,000___________________
9. CUSIP: 6459186B4_______________
10. Amount Purchased by Account/Fund(units/shares):_ 2,000 ___Units____________
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:_ .36%_____
12. Amount Purchased as a Percentage of Account/Fund Assets:_ .70%_________
13. Purchase Price of Securities (if at par, so state):_109.902_________________________________
14. Commission/Spread Received by Principal Underwriters(takedown):_____.5%_____________________
15. Yield (as applicable): __3.810______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase _3.810_______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) : ☒

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print)**COLLETTE O'BRIEN ROCK** Signature [signature] Date **4/24/14**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **4/24/14**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **4/24/14**

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Corporate Bond Fund

On May 8, 2014, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 3,000 3.150% Notes due 2021 issued by Hasbro, Inc. (CUSIP No. 418056AT4) (the "Notes") at a purchase price of $99.906 per Note including an underwriting discount of $0.625 per Note.  The Notes were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Citigroup Global Markets Inc.

RBS Securities Inc.

Morgan Stanley & Co. LLC

SunTrust Robinson Humphrey, Inc.

Scotia Capital (USA) Inc.

ANZ Securities, Inc.

BBVA Securities Inc.

BNY Mellon Capital Markets, LLC

The Huntington Investment Company

SMBC Nikko Securities America, Inc.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 8-9, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: BNY Mellon Corporate Bond Fund
2. Anticipated Purchase Date: 5/8/14
3. Total Net Assets of Account/Fund: $685,246,778
4. Type and Description of Security to be Purchased: Hasbro Inc. 3.15% 5/15/2021
5. Credit Rating of Security (Rating/Rating Agency): Baa2/BBB/BBB
6. Name of Underwriting Syndicate Dealer Effecting Transaction: B of A Merrill Lynch
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: $300,000,000
9. CUSIP: 418056AT4
10. Amount Purchased by Account/Fund(units/shares): 3,000 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 1%
12. Amount Purchased as a Percentage of Account/Fund Assets: .44%
13. Purchase Price of Securities (if at par, so state): 99.906
14. Commission/Spread Received by Principal Underwriters(takedown): .625%
15. Yield (as applicable): 3.165 %
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase 3.165 %
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : ☒

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **STAN STOLARZ** Signature [signature] Date **5/8/14**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **5/8/14**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **5/8/14**

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Corporate Bond Fund

On May 13, 2014, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 1,000 1.500% Senior Notes due 2017 issued by L-3 Communications Corporation (CUSIP No. 502413BC0) (the "Notes") at a purchase price of $99.851 per Note including an underwriting discount of $0.450 per Note.  The Notes were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Barclays Capital Inc.

SunTrust Robinson Humphrey, Inc.

Deutsche Bank Securities Inc.

Mitsubishi UFJ Securities (USA), Inc.

Scotia Capital (USA) Inc.

U.S. Bancorp Investments, Inc.

Wells Fargo Securities, LLC

ANZ Securities, Inc.

BNY Mellon Capital Markets, LLC

HSBC Securities (USA) Inc.

SMBC Nikko Securities America, Inc.

BB&T Capital Markets, a division of BB&T Securities, LLC

Comerica Securities, Inc.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 8-9, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: BNY Mellon Corporate Bond Fund
2. Anticipated Purchase Date: 5/13/14
3. Total Net Assets of Account/Fund: $683,365,206
4. Type and Description of Security to be Purchased: L-3 Communications Corp 1.5% 5/28/17
5. Credit Rating of Security (Rating/Rating Agency): Baa3/BBB-
6. Name of Underwriting Syndicate Dealer Effecting Transaction: B of A Merrill Lynch
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: $ 350,000,000
9. CUSIP: 502413BC0
10. Amount Purchased by Account/Fund(units/shares): 1,000 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .29%
12. Amount Purchased as a Percentage of Account/Fund Assets: .15%
13. Purchase Price of Securities (if at par, so state): 99.851
14. Commission/Spread Received by Principal Underwriters(takedown): .45%
15. Yield (as applicable): 1.551 %
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase 1.551 %
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : ☒

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **STAN STOLARZ** Signature [signature] Date **5/13/14**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **5/13/14**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **5/13/14**

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Corporate Bond Fund

On May 21, 2014, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 4,000 5.125% Subordinated Tier 2 Notes due 2024 issued by The Royal Bank of Scotland Group plc (CUSIP No. 780099CH8) (the "Notes") at a purchase price of $99.213 per Note including an underwriting discount of $0.400 per Note.  The Notes were purchased from RBS Securities Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

RBS Securities Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Citigroup Global Markets Inc.

Wells Fargo Securities, LLC

ABN AMRO Securities (USA) LLC

BMO Capital Markets Corp.

BNY Mellon Capital Markets, LLC

Capital One Securities, Inc.

CIBC World Markets Corp.

Danske Markets Inc.

ING Financial Markets LLC

nabSecurities, LLC

National Bank of Canada Financial Inc.

TD Securities (USA) LLC

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 8-9, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:_BNY Mellon Corporate Bond Fund______________________________
2. Anticipated Purchase Date:__5/21/14______________________
3. Total Net Assets of Account/Fund:_$691,992,261___________________
4. Type and Description of Security to be Purchased:_Royal Bank of Scotland Group PLC_5.125% 5/28/2024__
5. Credit Rating of Security (Rating/Rating Agency):_BBB-/Ba3_______________________________________
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_RBS Securities Inc, Greenwich________
7. Name of Affiliated Underwriter in Underwriting Syndicate:_BNYMCM_________________________________
8. Issue Size:_$2,250,000,000____
9. CUSIP: _780099CH8________________
10. Amount Purchased by Account/Fund(units/shares):_4,000_____Units____________
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:_.18%_______________
12. Amount Purchased as a Percentage of Account/Fund Assets:__.57%_________________________
13. Purchase Price of Securities (if at par, so state):_99.213_____________________________________
14. Commission/Spread Received by Principal Underwriters(takedown):_.40%_________________________
15. Yield (as applicable): 5.227________%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase _5.227_______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **STAN STOLARZ** Signature [signature] Date **5/21/14**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **5/21/14**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **5/21/14**

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Corporate Bond Fund

On June 2, 2014, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 2,000 2.750% Notes due 2021 issued by The TJX Companies, Inc. (CUSIP No. 872539AA9) (the "Notes") at a purchase price of $99.930 per Note including an underwriting discount of $0.625 per Note.  The Notes were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Deutsche Bank Securities Inc.

HSBC Securities (USA) Inc.

Wells Fargo Securities, LLC

Barclays Capital Inc.

J.P. Morgan Securities LLC

RBS Securities Inc.

U.S. Bancorp Investments, Inc.

KeyBanc Capital Markets Inc.

BNY Mellon Capital Markets, LLC

Scotia Capital (USA) Inc.

TD Securities (USA) LLC

Fifth Third Securities, Inc.

PNC Capital Markets LLC

Santander Investment Securities Inc.

SunTrust Robinson Humphrey, Inc.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 8-9, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:_BNY Mellon Corporate Bond Fund______________________________
2. Anticipated Purchase Date:_6/2/14__________________________
3. Total Net Assets of Account/Fund:__$698,412,471___________________
4. Type and Description of Security to be Purchased:_TJX COS INC. 2.75% 6/15/2021_______________
5. Credit Rating of Security (Rating/Rating Agency):___A3/A+___________________________________
6. Name of Underwriting Syndicate Dealer Effecting Transaction:__B of A Merrill Lynch__________
7. Name of Affiliated Underwriter in Underwriting Syndicate:_BNYMCM____________________________
8. Issue Size:_$750,000,000____________________
9. CUSIP: _872539AA9_________________
10. Amount Purchased by Account/Fund(units/shares):__2,000___________Units______________
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:_.27%_______________
12. Amount Purchased as a Percentage of Account/Fund Assets:_.29%_________________________
13. Purchase Price of Securities (if at par, so state):__99.93_________________________________
14. Commission/Spread Received by Principal Underwriters(takedown):__.625%__________________________
15. Yield (as applicable): _2.761_______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase _2.761_______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

❖ This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*

❖ **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**

❖ The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.

❖ The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

❖ If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **STAN STOLARZ** Signature [signature] Date **6/2/14**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **6/2/14**

Compliance Officer Name (Print) **CHRIS YEMMA** Signature [signature] Date **6/2/14**

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Chris Yemma for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Intermediate Bond Fund

On June 2, 2014, BNY Mellon Intermediate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 6,590 2.100% Medium-Term Notes, Series H, 2.100% Notes due 2019 issued by Caterpillar Financial Services Corporation (CUSIP No. 14912L6B2) (the "Notes") at a purchase price of $100.000 per Note including an underwriting discount of $0.350.  The Notes were purchased from Goldman, Sachs & Co., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Goldman, Sachs & Co.

RBS Securities Inc.

SG Americas Securities, LLC

BBVA Securities Inc.

BNY Mellon Capital Markets, LLC

Deutsche Bank Securities Inc.

HSBC Securities (USA) Inc.

Mitsubishi UFJ Securities (USA), Inc.

RBC Capital Markets, LLC

 TD Securities (USA) LLC

The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 8-9, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
(Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:_BNY Mellon Intermediate Bond Fund________________________
2. Anticipated Purchase Date:_6/2/14____________________
3. Total Net Assets of Account/Fund:__$911,697,354________________
4. Type and Description of Security to be Purchased:_Caterpillar Financial Services Corporation 2.1% 6/9/2019____
5. Credit Rating of Security (Rating/Rating Agency):__A2/A______________________________
6. Name of Underwriting Syndicate Dealer Effecting Transaction:__Goldman Sachs_________
7. Name of Affiliated Underwriter in Underwriting Syndicate:_BNYMCM______________________________
8. Issue Size:_$750,000,000____________________
9. CUSIP: _14912L6B2_______________
10. Amount Purchased by Account/Fund(units/shares):__6,590__________Units____________
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:_.89%_______________
12. Amount Purchased as a Percentage of Account/Fund Assets:_.72%____________________
13. Purchase Price of Securities (if at par, so state):__100__________________________
14. Commission/Spread Received by Principal Underwriters(takedown):__ .35%____________________
15. Yield (as applicable): _2.1_______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase _2.1_______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : ☒

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print)**STAN STOLARZ** Signature ________ Date_**6/2/14**___

LOB CIO/COO Name (Print)________**JOHN FLAHIVE** Signature ________ Date_**6/2/14**___

Compliance Officer Name (Print) **CHRIS YEMMA** Signature ________ Date_**6/2/14**______

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this form must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Chris Yemma for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Income Stock Fund

On June 12, 2014, BNY Mellon Income Stock Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 410,620 shares of common stock issued by Exelon Corporation (CUSIP No.: 30161N101) (the "Common Stock") at a purchase price of $35.00 per share including an underwriting discount of $1.05 per share. The Common Stock was purchased from Goldman, Sachs & Co., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Barclays Capital Inc.

Goldman, Sachs & Co.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Credit Suisse Securities (USA) LLC

J.P. Morgan Securities LLC

BNP Paribas Securities Corp.

Citigroup Global Markets Inc.

Mitsubishi UFJ Securities (USA), Inc.

RBS Securities Inc.

Scotia Capital (USA) Inc.

Wells Fargo Securities, LLC

Mizuho Securities USA Inc.

RBC Capital Markets, LLC

Piper Jaffray & Co.

BNY Mellon Capital Markets, LLC

Blaylock Beal Van, LLC

CIBC World Markets Corp.

Credit Agricole Securities (USA) Inc.

KeyBanc Capital Markets Inc.

Loop Capital Markets LLC

PNC Capital Markets LLC

Samuel A. Ramirez & Company, Inc.

SMBC Nikko Securities America, Inc.

TD Securities (USA) LLC

The Huntington Investment Company

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 8-9, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: **BNY Mellon Income Stock**
2. Anticipated Purchase Date: **6/12/14**
3. Total Net Assets of Account/Fund: **$1,224,079,342.79**
4. Type and Description of Security to be Purchased: **Exelon Corporation (EXC)**
5. Credit Rating of Security (Rating/Rating Agency): **N/A**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Goldman, Sachs & Co.**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC.**
8. Issue Size: **$1,750,000,000**
9. CUSIP: **30161N101**
10. Amount Purchased by Account/Fund: **410,620.00 shares**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.023%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **1.174%**
13. Purchase Price of Securities (if at par, so state): **$35.00**
14. Commission/Spread Received by Principal Underwriters: **$1.05**
15. Yield (as applicable): **N/A%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **N/A%**
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): **N/A**
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): **N/A**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : [X]

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): The Boston Company Asset Management, LLC

LOB Portfolio Manager Name (Print): Brian Ferguson	Signature	[signature]	Date: as of 7/11/14
LOB CIO/COO Name (Print): Joseph Gennaco	Signature	[signature]	Date: as of 7/11/14
Chief Compliance Officer Name (Print): Jennifer Cassedy	Signature	[signature]	Date: as of 7/11/14

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

BNY Mellon Funds Trust
FINANCIAL REPORT
10f-3 TRANSACTIONS

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

[signature]	**Joseph W. Connolly** *Chief Compliance Officer* BNY Mellon Funds Trust	7/7/14

2nd Quarter 2014